Exhibit 99.3

LETTERS TO CUSTOMERS, SALES PARTNERS AND SUPPLIERS

April 30, 2012

To Our Valued Customers:

On Monday April 30, 2012, PLX Technology, Inc. (“PLX”) and Integrated Device Technology, Inc. (“IDT”) announced the signing of a definitive agreement pursuant to which IDT will acquire PLX.  This transaction is subject to various conditions and regulatory approvals.  The companies expect the proposed transaction will close as early as the second quarter of 2012.

This transaction brings together two leading companies with complementary strategic visions and product technologies, along with a shared commitment to customer satisfaction.  By joining forces, we have a tremendous opportunity for growth based on mutual strengths and experience in system-level innovations that optimize customer applications.

Until the transaction closes, it is business as usual with each company operating independently.  We encourage you to continue to use existing contacts for customer service, support and sales.  Our primary objective during the transaction is to maintain superior levels of customer support and ensure you, the customer, remain the focus of our attention.

Under the terms of the agreement, PLX may solicit superior proposals from third parties under a “go-shop” provision through May 30, 2012.  It is not anticipated that any developments will be disclosed with regard to this process unless PLX’s Board of Directors makes a decision with respect to a potential superior proposal.

Our energy and resources will focus on making this transition as seamless as possible, while we continue to deliver new and innovative solutions.  We appreciate your trust and we will continue to work hard to earn your business.  If you have any questions or concerns, please do not hesitate to contact me directly.

Regards,

Gene Schaeffer
EVP Worldwide Sales

Additional Information
The separately announced cash and stock exchange offer by IDT for the outstanding shares of PLX common stock has not yet commenced.  This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  Any offer will only be made through a prospectus, which is part of a registration statement on Form S-4, as well as a Tender Offer Statement on Schedule TO, an offer to purchase, form of letter of transmittal and other documents relating to the exchange offer (collectively, the “Exchange Offer Materials”), each to be filed with the U.S. Securities and Exchange Commission (the “SEC”) by IDT.  In addition, PLX will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the exchange offer. IDT and PLX expect to mail the Exchange Offer Materials, as well as the Schedule 14D-9, to PLX stockholders.  Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions contemplated by the merger agreement when they become available because these documents will contain important information relating to the exchange offer and related transactions.  Investors and security holders may obtain a free copy of these documents after they have been filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by IDT or PLX, at the SEC’s website at www.sec.gov.  In addition, such materials will be available from IDT or PLX.  In addition, such materials will be available from IDT or PLX, or by calling Innisfree M&A Incorporated, the information agent for the exchange offer, toll-free at (877) 456-3463 (banks and brokers may call collect at (212) 750-5833).

Neither PLX nor IDT is asking for stockholders to vote or soliciting proxies in connection with the exchange offer transaction at this time.  Upon consummation of the offer, PLX and IDT may seek votes or proxies in connection with the proposed back-end merger from holders of PLX shares not tendered in the offer. PLX, IDT and their respective officers and directors therefore may be deemed to be participants in the solicitation of proxies from PLX’s stockholders in connection with the proposed merger. A description of certain interests of the directors and executive officers of PLX is set forth in PLX’s Form 10-K/A, Amendment No. 1, in Part III thereof, which was filed with the SEC on April 27, 2012. A description of certain interests of the directors and executive officers of Ironwood is set forth in IDT’s proxy statement for its 2011 annual meeting, which was filed with the SEC on August 1, 2011.  To the extent holdings of either company’s securities by their respective directors and certain officers have subsequently changed, such changes have been reflected on Forms 4 filed with the SEC.

Forward-Looking Statements

Certain statements above may contain forward-looking statements relating to PLX and/or IDT, including their expectations for IDT’s proposed acquisition of PLX. All statements included herein concerning activities, events or developments that PLX expects, believes or anticipates will or may occur in the future are forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: uncertainties as to the timing of the exchange offer and the subsequent merger; uncertainties as to how many of PLX’s stockholders will tender their shares of common stock in the exchange offer; the risk that competing offers or acquisition proposals will be made; the risk that the exchange offer and the subsequent merger will not close because of a failure to satisfy one or more of the offer closing conditions (including regulatory approvals); the risk that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the exchange offer or the merger may result in significant costs of defense, indemnification and liability; the risk that PLX’s or IDT's business will have been adversely impacted during the pendency of the exchange offer and the merger; the risk that the operations of the companies will not be integrated successfully; the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated; and other economic, business and competitive factors affecting the businesses of PLX and IDT generally, including those set forth in the filings of PLX and IDT with the SEC from time to time, including their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings.  These forward-looking statements speak only as of the date of this communication and PLX does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

April 30, 2012

To Our Valued Sales Partners:

On Monday April 30, 2012, PLX Technology, Inc. (“PLX”) and Integrated Device Technology, Inc. (“IDT”) announced the signing of a definitive agreement pursuant to which IDT will acquire PLX.  This transaction is subject to various conditions and regulatory approvals.  The companies expect the proposed transaction will close as early as the second quarter of 2012.

This transaction brings together two leading companies with complementary strategic visions and product technologies, along with a shared commitment to customer satisfaction.  By joining forces, we have a tremendous opportunity for growth based on mutual strengths and experience in system-level innovations that optimize customer applications.

Until the transaction closes, it is business as usual with each company operating independently.  We encourage you to continue to use existing contacts for customer service, support and sales.  Our primary objective during the transaction is to maintain superior levels of customer support and ensure you and the customer remain the focus of our attention.

Under the terms of the agreement, PLX may solicit superior proposals from third parties under a “go-shop” provision through May 30, 2012.  It is not anticipated that any developments will be disclosed with regard to this process unless PLX’s Board of Directors makes a decision with respect to a potential superior proposal.

Our energy and resources will focus on making this transition as seamless as possible, while we continue to deliver new and innovative solutions.  We appreciate your trust and we will continue to work hard to earn new business.  If you have any questions or concerns, please do not hesitate to contact me directly.

Regards,

Gene Schaeffer
EVP Worldwide Sales

Additional Information
The separately announced cash and stock exchange offer by IDT for the outstanding shares of PLX common stock has not yet commenced.  This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  Any offer will only be made through a prospectus, which is part of a registration statement on Form S-4, as well as a Tender Offer Statement on Schedule TO, an offer to purchase, form of letter of transmittal and other documents relating to the exchange offer (collectively, the “Exchange Offer Materials”), each to be filed with the U.S. Securities and Exchange Commission (the “SEC”) by IDT.  In addition, PLX will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the exchange offer. IDT and PLX expect to mail the Exchange Offer Materials, as well as the Schedule 14D-9, to PLX stockholders.  Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions contemplated by the merger agreement when they become available because these documents will contain important information relating to the exchange offer and related transactions.  Investors and security holders may obtain a free copy of these documents after they have been filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by IDT or PLX, at the SEC’s website at www.sec.gov.  In addition, such materials will be available from IDT or PLX.  In addition, such materials will be available from IDT or PLX, or by calling Innisfree M&A Incorporated, the information agent for the exchange offer, toll-free at (877) 456-3463 (banks and brokers may call collect at (212) 750-5833).

Neither PLX nor IDT is asking for stockholders to vote or soliciting proxies in connection with the exchange offer transaction at this time.  Upon consummation of the offer, PLX and IDT may seek votes or proxies in connection with the proposed back-end merger from holders of PLX shares not tendered in the offer. PLX, IDT and their respective officers and directors therefore may be deemed to be participants in the solicitation of proxies from PLX’s stockholders in connection with the proposed merger. A description of certain interests of the directors and executive officers of PLX is set forth in PLX’s Form 10-K/A, Amendment No. 1, in Part III thereof, which was filed with the SEC on April 27, 2012. A description of certain interests of the directors and executive officers of Ironwood is set forth in IDT’s proxy statement for its 2011 annual meeting, which was filed with the SEC on August 1, 2011.  To the extent holdings of either company’s securities by their respective directors and certain officers have subsequently changed, such changes have been reflected on Forms 4 filed with the SEC.

Forward-Looking Statements

Certain statements above may contain forward-looking statements relating to PLX and/or IDT, including their expectations for IDT’s proposed acquisition of PLX. All statements included herein concerning activities, events or developments that PLX expects, believes or anticipates will or may occur in the future are forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: uncertainties as to the timing of the exchange offer and the subsequent merger; uncertainties as to how many of PLX’s stockholders will tender their shares of common stock in the exchange offer; the risk that competing offers or acquisition proposals will be made; the risk that the exchange offer and the subsequent merger will not close because of a failure to satisfy one or more of the offer closing conditions (including regulatory approvals); the risk that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the exchange offer or the merger may result in significant costs of defense, indemnification and liability; the risk that PLX’s or IDT's business will have been adversely impacted during the pendency of the exchange offer and the merger; the risk that the operations of the companies will not be integrated successfully; the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated; and other economic, business and competitive factors affecting the businesses of PLX and IDT generally, including those set forth in the filings of PLX and IDT with the SEC from time to time, including their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings.  These forward-looking statements speak only as of the date of this communication and PLX does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

April 30, 2012

To Our Valued Suppliers:

On Monday April 30, 2012, PLX Technology, Inc. (“PLX”) and Integrated Device Technology, Inc. (“IDT”) announced the signing of a definitive agreement pursuant to which IDT will acquire PLX.  This transaction is subject to various conditions and regulatory approvals.  The companies expect the proposed transaction will close as early as the second quarter of 2012.

This transaction brings together two leading companies with complementary strategic visions and product technologies, along with a shared commitment to customer satisfaction.  By joining forces, we have a tremendous opportunity for growth based on mutual strengths and experience in system-level innovations that optimize customer applications.

Until the transaction closes, it is business as usual with each company operating independently.  We encourage you to continue to use existing contacts for customer service, support and sales.  Our primary objective during the transaction is to maintain superior levels of support and ensure our customers and suppliers remain the focus of our attention.

Under the terms of the agreement, PLX may solicit superior proposals from third parties under a “go-shop” provision through May 30, 2012.  It is not anticipated that any developments will be disclosed with regard to this process unless PLX’s Board of Directors makes a decision with respect to a potential superior proposal.

Our energy and resources will focus on making this transition as seamless as possible, while we continue to deliver new and innovative solutions.  We appreciate your trust and we will continue to work hard to earn your business.  If you have any questions or concerns, please do not hesitate to contact us through the normal channels.

Regards,

Michael J. Grubisich
Executive Vice President, Operations

Additional Information
The separately announced cash and stock exchange offer by IDT for the outstanding shares of PLX common stock has not yet commenced.  This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  Any offer will only be made through a prospectus, which is part of a registration statement on Form S-4, as well as a Tender Offer Statement on Schedule TO, an offer to purchase, form of letter of transmittal and other documents relating to the exchange offer (collectively, the “Exchange Offer Materials”), each to be filed with the U.S. Securities and Exchange Commission (the “SEC”) by IDT.  In addition, PLX will file with the SEC a solicitation/recommendation statement on Schedule 14D-9 with respect to the exchange offer. IDT and PLX expect to mail the Exchange Offer Materials, as well as the Schedule 14D-9, to PLX stockholders.  Investors and security holders are urged to carefully read these documents and the other documents relating to the transactions contemplated by the merger agreement when they become available because these documents will contain important information relating to the exchange offer and related transactions.  Investors and security holders may obtain a free copy of these documents after they have been filed with the SEC, and other annual, quarterly and special reports and other information filed with the SEC by IDT or PLX, at the SEC’s website at www.sec.gov.  In addition, such materials will be available from IDT or PLX.  In addition, such materials will be available from IDT or PLX, or by calling Innisfree M&A Incorporated, the information agent for the exchange offer, toll-free at (877) 456-3463 (banks and brokers may call collect at (212) 750-5833).

Neither PLX nor IDT is asking for stockholders to vote or soliciting proxies in connection with the exchange offer transaction at this time.  Upon consummation of the offer, PLX and IDT may seek votes or proxies in connection with the proposed back-end merger from holders of PLX shares not tendered in the offer. PLX, IDT and their respective officers and directors therefore may be deemed to be participants in the solicitation of proxies from PLX’s stockholders in connection with the proposed merger. A description of certain interests of the directors and executive officers of PLX is set forth in PLX’s Form 10-K/A, Amendment No. 1, in Part III thereof, which was filed with the SEC on April 27, 2012. A description of certain interests of the directors and executive officers of Ironwood is set forth in IDT’s proxy statement for its 2011 annual meeting, which was filed with the SEC on August 1, 2011.  To the extent holdings of either company’s securities by their respective directors and certain officers have subsequently changed, such changes have been reflected on Forms 4 filed with the SEC.

Forward-Looking Statements

Certain statements above may contain forward-looking statements relating to PLX and/or IDT, including their expectations for IDT’s proposed acquisition of PLX. All statements included herein concerning activities, events or developments that PLX expects, believes or anticipates will or may occur in the future are forward-looking statements.  Forward-looking statements are based on current expectations and projections about future events and involve known and unknown risks, uncertainties and other factors that may cause actual results and performance to be materially different from any future results or performance expressed or implied by forward-looking statements, including the following: uncertainties as to the timing of the exchange offer and the subsequent merger; uncertainties as to how many of PLX’s stockholders will tender their shares of common stock in the exchange offer; the risk that competing offers or acquisition proposals will be made; the risk that the exchange offer and the subsequent merger will not close because of a failure to satisfy one or more of the offer closing conditions (including regulatory approvals); the risk that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the exchange offer or the merger may result in significant costs of defense, indemnification and liability; the risk that PLX’s or IDT's business will have been adversely impacted during the pendency of the exchange offer and the merger; the risk that the operations of the companies will not be integrated successfully; the risk that the expected cost savings and other synergies from the transaction may not be fully realized, realized at all or take longer to realize than anticipated; and other economic, business and competitive factors affecting the businesses of PLX and IDT generally, including those set forth in the filings of PLX and IDT with the SEC from time to time, including their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings.  These forward-looking statements speak only as of the date of this communication and PLX does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.